UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	June 30, 2008

The Manitowoc Company, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-11978	39-0448110
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

2400 S. 44th Street, Manitowoc, Wisconsin 54221-0066
(Address of principal executive offices, including ZIP code)

(920) 684-4410
(Registrant’s telephone number, including area code)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

        On June 30, 2008, The Manitowoc Company, Inc. (“Manitowoc”) entered into Amendment No. 2 (the “Amendment”) to its Credit Agreement, dated as of April 14, 2008 (the “Credit Agreement”), with JPMorgan Chase Bank, N.A., as Administrative Agent, Deutsche Bank AG New York Branch and Morgan Stanley Senior Funding, Inc., as Syndication Agents, and BNP Paribas, as Documentation Agent, as amended by Amendment No. 1, dated as of May 18, 2008. The Amendment amends certain provisions of the Credit Agreement for the purpose of permitting Manitowoc’s increased bid for Enodis plc (“Enodis”) in connection with the auction process described below under Item 8.01. The Amendment also provides for an increase in the amount of the Term Loan Y facility made available to Manitowoc under the Credit Agreement from $1,075,000,000 to $1,325,000,000, resulting in an increase in the aggregate amount of the loan facilities made available to Manitowoc under the Credit Agreement from $2,675,000,000 to $2,925,000,000.

        The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached as Exhibit 4.1 to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

        On June 30, 2008, Manitowoc entered into the Amendment. For a description of the Amendment, the Credit Agreement and Amendment No. 1 to the Credit Agreement, see, respectively, Item 1.01 above, Item 2.03 on Manitowoc’s Current Report on Form 8-K dated April 14, 2008 and Item 1.01 on Manitowoc’s Current Report on Form 8-K dated May 18, 2008.

Item 8.01.	Other Events

        On June 30, 2008, Manitowoc issued a press release (the “Press Release”) announcing that it has been notified by the UK Panel on Takeovers and Mergers (the “Panel”) that Enodis intends to recommend Manitowoc’s offer to acquire Enodis pursuant to a transaction valued at approximately $2,700,000,000, including the assumption of Enodis’ net debt. The notice from the Panel followed the completion of an auction process with Illinois Tool Works Inc. (“ITW”). Manitowoc first announced an offer to acquire Enodis on April 14, 2008. ITW announced an offer to acquire Enodis on May 8, 2008. The Company then announced an increased offer on May 19, 2008, and on June 24, 2008, the Panel instituted the auction process.

        Manitowoc is filing the Press Release as Exhibit 99.1 hereto, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

The following exhibits are filed herewith:

(4.1)	Amendment No. 2, dated as of June 30, 2008, to the Credit Agreement, dated as of April 14, 2008, by and among The Manitowoc Company, Inc., the subsidiary borrowers named therein, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders named therein, as amended by Amendment No. 1, dated as of May 18, 2008. Manitowoc agrees to furnish a copy of any omitted schedule or exhibit to the Commission upon request.

(99.1)	Press release dated June 30, 2008

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE MANITOWOC COMPANY, INC.
Date: July 2, 2008	By: /s/ Maurice D. Jones
Maurice D. Jones
Senior Vice President, General Counsel and Secretary

THE MANITOWOC COMPANY, INC.
FORM 8-K
EXHIBIT INDEX

Exhibit
Number	Description

(4.1)	Amendment No. 2, dated as of June 30, 2008, to the Credit Agreement, dated as of April 14, 2008, by and among The Manitowoc Company, Inc., the subsidiary borrowers named therein, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders named therein, as amended by Amendment No. 1, dated as of May 18, 2008. Schedules and exhibits to the Amendment have not been filed herewith. Manitowoc agrees to furnish a copy of any omitted schedule or exhibit to the Commission upon request.

(99.1)	Press release dated June 30, 2008